UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2015

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NE, Suite 1000, Atlanta, Georgia	30305
(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders (the “Special Meeting”) of Premiere Global Services, Inc. (the “Company”) was held on December 3, 2015. A total of 34,718,533 shares, or approximately 74.3% of the common stock issued and outstanding as of the record date of October 22, 2015, was represented at the Special Meeting in person or by proxy, which constituted a quorum. A summary of the voting results for each of the following proposals, each of which is described in detail in the Company’s proxy statement dated October 26, 2015, which was first mailed to the Company’s shareholders on or about October 27, 2015, is set forth below:

1.	Approval of the Merger Agreement

The Company’s shareholders approved the Agreement and Plan of Merger, dated as of September 10, 2015 (the “Merger Agreement”), by and among the Company, Pangea Private Holdings II, LLC, a Delaware limited liability company (“Parent”), and Pangea Merger Sub Inc., a Georgia corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, and the Company will become a direct wholly owned subsidiary of Parent. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

For	Against	Abstain	Broker Non-Votes
33,579,815	73,125	1,065,593	___

2.	Adjournment of the Special Meeting

Because a quorum was present at the Special Meeting and there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement, the vote on the proposal to approve the adjournment of the Special Meeting if necessary to solicit additional proxies if there had not been sufficient votes to approve the Merger Agreement was not called.

3.	Advisory Vote on Merger-Related Executive Compensation

The Company’s shareholders, on a non-binding, advisory basis, approved the compensation that will or may become payable by the Company to its named executive officers in connection with the merger. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

For	Against	Abstain	Broker Non-Votes
23,871,159	9,494,228	1,353,146	___

Item 8.01.	Other Events.

On December 3, 2015, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: December 3, 2015	By:	/s/ L. Scott Askins
L. Scott Askins
Executive Vice President – Legal,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 3, 2015.